EXHIBIT 99.1
                                 ------------

                            Computational Materials

                                                                  Exhibit 99.1





                        Alternative Loan Trust 2005-59



                            Computational Materials



                         [LOGO OMITTED] Countrywide(R)



                         $1,016,925,000 (Approximate)




                                  CWALT, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Preliminary Term Sheet                       Date Prepared: September 15, 2005

                        Alternative Loan Trust 2005-59
           $1,016,925,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans


=============== ================== ================= ============== ================================ =======================
                    Principal
                   Amount ($)      WAL (Yrs) (2)(3)    Interest                                         Expected Ratings
    Class         (Approx.) (1)     (Call / Mat)      Rate Type              Tranche Type              Moody's/S&P/Fitch
    -----         ---------          ------------     ----------             -------------             -----------------
     A-1           563,850,000       3.86 / 4.20     Floating (4)        Super Senior Floater             Aaa/AAA/AAA
     A-2           234,938,000       3.86 / 4.20     Floating (4)    Super Senior Support Floater         Aaa/AAA/AAA
     A-3           140,962,000       3.86 / 4.20     Floating (4)       Senior Support Floater            Aaa/AAA/AAA
--------------- ------------------ ----------------- -------------- -------------------------------- -----------------------
      X              N/A (5)         Not Offered     Variable (6)          Senior / IO / PO               Aaa/AAA/AAA
      M            42,000,000        Not Offered     Floating (4)          Mezzanine Floater               Aa2/AA/AA
     B-1           22,050,000        Not Offered     Floating (4)         Subordinate Floater                A2/A/A
     B-2           13,125,000        Not Offered     Floating (4)         Subordinate Floater             Baa1/BBB/BBB
     B-3                     Privately               Floating (4)         Subordinate Floater               NR/BB/BB
     B-4                      Placed                 Floating (4)         Subordinate Floater                NR/B/B
     B-5                   Certificates              Floating (4)         Subordinate Floater               NR/NR/NR
=============== ==================================== ============== ================================ =======================
    Total:      $1,016,925,000 (7)



(1) The Certificates (as described herein) will be collateralized by first-lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [9.00 - 11.50]% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WALs are shown to the Call Date (as defined herein) and to maturity at a pricing speed of 20% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination (as described herein).
(4) For each Distribution Date, the Certificate Interest Rate for the Class A Certificates and the Subordinate Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and, (ii) the Net WAC Cap.
(5) The Class X Certificates will consist of two interest only components and two principal only components. The first interest only component of the Class X Certificates will have a notional balance equal to the aggregate principal balance of the Class A Certificates and the related principal only component of the Class X Certificates. The second interest only component of the Class X Certificates will have a notional balance equal to the aggregate principal balance of the Subordinate Certificates (including for this purpose, both PO Components of the Class X Certificates) and the related principal only component of the Class X Certificates. The two principal only components of the Class X Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the related interest only component of the Class X Certificates.
(6) The interest only component of the Class X Certificates related to the Class A Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class A Certificates (adjusted to a 30/360 basis) and the related principal only component of the Class X Certificates. The interest only component of the Class X Certificates related to the Subordinate Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC Cap, over (ii) the weighted average of the Certificate Interest Rates of the Subordinate Certificates (treating the respective PO-2 Components as Subordinate Certificates for this purpose) (adjusted to a 30/360 basis) weighted as described in the prospectus supplement.
(7)  Excludes the Class X notional balance.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Depositor:                 CWALT, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that Countrywide Home Loans Servicing LP will service all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Two of Moody's, Standard & Poor's or Fitch, are expected to provide ratings on the Class
                           A-1, Class A-2, Class A-3 and Class X Certificates. At least one of Moody's, Standard and
                           Poor's or Fitch, is expected to provide ratings on the Class M, Class B-1, Class B-2,
                           Class B-3 and Class B-4 Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:              September 1, 2005.

Sample Pool
Calculation Date:          September 1, 2005.

Closing Date:              On or about September 29, 2005.

Pricing Date:              On or about September 15, 2005.

Settlement Date:           On or about September 29, 2005.

Distribution Date:         The 20th day of each month (or if such a business day is not a business day the next succeeding business day), commencing in October 2005.

Certificates:              The "Senior Certificates" will consist of (i) the Class A-1, Class A-2, Class A-3 and
                           Class X Certificates. The Class X Certificates will consist of two interest only components and two principal only components. The "Class A Certificates" will consist of the Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A
                           Certificates").

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class
                           B-3, Class B-4 and Class B-5 Certificates. The Senior Certificates and the Subordinate
                           Certificates are collectively referred to herein as the "Certificates." Only the Senior
                           Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the
                           "Offered Certificates") are being offered publicly.

Registration:              The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of
                           ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions.
                           Prospective investors should review with their legal advisors whether the purchase and



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the
                           Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the
                           Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the
                           Certificates and occurs on the "Call Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $1,050,000,000. All of the Mortgage Loans will be comprised of adjustable rate, negative amortization mortgage loans that accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based on the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA").

                           The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period will be less than the related mortgage index plus the applicable margin) and then they adjust monthly. However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either
                           110% or 115%) of the original principal balance due to deferred interest (the "Negative
                           Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                           The Stipulation Sheet included in these Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of Mortgage
                           Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the
                           Mortgage Loans. The statistical distribution of the characteristics of the pool of
                           Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage
                           Loans as of the Cut-off Date.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable. As of the Sample Pool
                           Calculation Date, the weighted average Expense Fee Rate with respect to any period is expected to be approximately 0.385%.

Net WAC:                   The "Net WAC" will be equal to the weighted average gross interest rate on the Mortgage
                           Loans less the weighted average Expense Fee Rate for the Mortgage Loans.

Net WAC Cap:               The "Net WAC Cap", equals the Net WAC of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Carryover Shortfall
Amount:                    On any Distribution Date, the "Carryover Shortfall Amount" for the Class A Certificates
                           and the Subordinate Certificates is an amount equal to the sum of (i) the excess of (a)
                           interest accrued at LIBOR plus the related margin for such Class over (b) the actual amount of interest such Class is entitled to receive on such Distribution Date based on the related Certificate Interest Rate and (ii) in the case of the Class A, Class M, Class
                           B-1 and Class B-2 Certificates, the unpaid portion of any such excess from previous
                           Distribution Dates (and interest accrued thereon at the related Certificate Interest Rate for such Class without giving effect to the Net WAC Cap).

                           On each Distribution Date, amounts payable as interest on the interest only component of the Class X Certificates related to the Class A Certificates will be used to pay the
                           Class A Certificates, respectively, any Carryover Shortfall Amounts related to such
                           Classes of Certificates which amounts shall be allocated among the applicable Classes pro rata based on their respective Carryover Shortfall Amounts. On each Distribution Date, amounts payable as interest on the interest only component of the Class X Certificates related to the Subordinate Certificates will be used to pay the Class M, Class B-1, Class
                           B-2, Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, any Carryover
                           Shortfall Amounts related to such Classes of Certificates.

Accrued Interest:          The Class A and Subordinate Certificates will settle flat. The price to be paid for the
                           Class X Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement
                           Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to the Class X Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such
                           Distribution Date occurs (on a 30/360 basis). The interest accrual period with respect to the Class A Certificates and the Subordinate Certificates will be the period from the prior Distribution Date (or the Closing Date in the case of the first Distribution Date)
                           to the day prior to the current Distribution Date (on an actual/360 basis).

Net Deferred Interest:     The "Net Deferred Interest" for the Mortgage Loans and any Distribution Date is the
                           greater of (a) the excess of Deferred Interest on the Mortgage Loans for the related due period over all voluntary principal prepayments on the Mortgage Loans during the



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           prepayment period related to such Distribution Date and subsequent recoveries on the
                           Mortgage Loans during the prior calendar month and (b) zero.

                           On each Distribution Date, the Senior Percentage of the Net Deferred Interest will be allocated to the Senior Certificates and the Subordinated Percentage of the Net Deferred
                           Interest will be allocated to the Subordinate Certificates. The amount of Net Deferred
                           Interest allocated to any particular class of certificates will be an amount equal to the excess, if any, for each such class of (i) the amount of interest that accrued on such class of certificates or its related interest only component(s) at its respective pass-through rate during the interest accrual period related to that Distribution Date over (ii) the amount of current interest that would have accrued had the pass-through rate for such class of certificates or its related interest only component(s) equaled the related Adjusted Cap Rate for such class or its related interest only component(s) and
                           Distribution Date. The amount of current interest distributable to a Class of
                           Certificates (or an interest only component thereof) will be reduced by the amount of Net
                           Deferred Interest allocated to such class of certificates (or an interest only component thereof). The amount of Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of such class of certificates, except that in the case of the Class X Certificates, the amount of Net Deferred Interest allocated to the interest only components will be added to the Component Principal Balance of the related principal only components.

                           The "Adjusted Cap Rate" for the Class A and Subordinate Certificates for any Distribution
                           Date will equal the excess, if any, of the Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i)
                           a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of Net Deferred
                           Interest for the Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the interest only components of the Class X Certificates for any Distribution Date will equal the pass-through rate for such interest only component computed for this purpose by (A) reducing the Net WAC of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage
                           Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution
                           Date and (B) computing the pass-through rate of the Subordinate Certificates by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the calculation thereof.

Net Prepayments:           For any Distribution Date, the excess, if any, of (i) voluntary principal prepayments on the Mortgage Loans during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans during the prior calendar month, over (ii)
                           the aggregate amount of Deferred Interest accrued on the Mortgage Loans during the prior calendar month.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [10.50]% subordination below the Senior Certificates as of the Cut-off Date.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the
                           Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           Credit enhancement for the Class M Certificates will consist of the subordination of the
                           Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the October 2015 Distribution Date, the Subordinate Certificates will be locked out from receipt of any Net Prepayments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of Net
                           Prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                                    October 2005 - September 2015                0% Pro Rata Share
                                    October 2015 - September 2016                30% Pro Rata Share
                                    October 2016 - September 2017                40% Pro  Rata Share
                                    October 2017 - September 2018                60% Pro Rata Share
                                    October 2018 - September 2019                80% Pro Rata Share
                                    October 2019 and after                       100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the
                           Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), Net Prepayments will be paid pro-rata between the Senior and
                           Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the
                           September 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate
                           Certificates will be entitled to only 50% of their pro-rata share of Net Prepayments or
                           (ii) after the September 2008 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of Net Prepayments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the
                           Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Class A Certificates, as of the Settlement Date,
                           divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all Net Prepayments.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Allocation of
Losses:                    Any realized losses on the Mortgage Loans will be allocated as follows: first, to the
                           Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, pro rata to the Senior Certificates (other than the interest only components of the Class
                           X Certificates); provided, however that any realized losses on the Mortgage Loans that would have been allocable to the Class A-1 and Class A-2 Certificates will be allocated to the Class A-3 Certificates until its class principal balance has been reduced to zero, and thereafter, any realized losses on the Mortgage Loans that would have been allocable to the Class A-1 Certificates will be allocated to the Class A-2 Certificates until its class principal balance has been reduced to zero.

Certificates Priority
of Distributions:          Available  funds from the Mortgage Loans will be  distributed in the following  order of priority:
                               1)  To the Senior Certificates, accrued and unpaid interest at the related Certificate
                                   Interest Rate, provided however, that any interest otherwise distributable with respect to the Class X Certificates (after giving effect to the amount of any Net Deferred
                                   Interest allocable to the interest only components of the Class X Certificates) will be reduced to the extent needed to pay any related Carryover Shortfall Amounts, if any;
                               2)  From the Mortgage Loans, principal, concurrently and on a pro rata basis; to the Class
                                   A-1, Class A-2 and Class A-3 Certificates and the principal only components of the Class
                                   X Certificates, and
                               3)  To the Class M Certificates, accrued and unpaid interest at the Class M Certificate
                                   Interest Rate;
                               4)  To the Class M Certificates, principal;
                               5)  To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1
                                   Certificate Interest Rate;
                               6)  To the Class B-1 Certificates, principal;
                               7)  To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2
                                   Certificate Interest Rate;
                               8)  To the Class B-2 Certificates, principal;
                               9)  To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                               10) To the Residual Certificate, any remaining amount.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                             Discount Margin (bps)
                             ---------------------


Class A-1 to Call
-------------------------------------------------------------------------------
     Margin               33 bps
-------------------------------------------------------------------------------
Prepay Speed              5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00               33         33         33         33         33
===============================================================================
 WAL (yr)                  12.27      7.56       3.86       1.97       1.39
 MDUR (yr)                 8.88       6.00       3.38       1.83       1.31
 First Prin Pay           Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
 Last Prin Pay            Oct-30     Mar-24     Dec-15     Apr-11     Sep-09
-------------------------------------------------------------------------------


Class A-1 to Maturity
-------------------------------------------------------------------------------
  Margin                  33 bps
-------------------------------------------------------------------------------
Prepay Speed              5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00               33         34         35         35         35
===============================================================================
 WAL (yr)                  12.49      7.94       4.20       2.14       1.51
 MDUR (yr)                 8.96       6.16       3.57       1.95       1.41
 First Prin Pay           Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
 Last Prin Pay            Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
-------------------------------------------------------------------------------



Class A-2 to Call
-------------------------------------------------------------------------------
  Margin                  38 bps
-------------------------------------------------------------------------------
Prepay Speed              5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00               38         38         38         38         38
===============================================================================
 WAL (yr)                  12.27      7.56       3.86       1.97       1.39
 MDUR (yr)                 8.85       5.98       3.38       1.82       1.31
 First Prin Pay           Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
 Last Prin Pay            Oct-30     Mar-24     Dec-15     Apr-11     Sep-09
-------------------------------------------------------------------------------


Class A-2 to Maturity
-------------------------------------------------------------------------------
  Margin                  38 bps
-------------------------------------------------------------------------------
Prepay Speed              5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00               38         39         40         40         41
===============================================================================
 WAL (yr)                  12.49      7.94       4.20       2.14       1.51
 MDUR (yr)                 8.92       6.14       3.57       1.95       1.41
 First Prin Pay           Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
 Last Prin Pay            Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
-------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                             Discount Margin (bps)
                             ---------------------


Class A-3 to Call
-------------------------------------------------------------------------------
  Margin                  43 bps
-------------------------------------------------------------------------------
Prepay Speed              5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00               43         43         43         43         43
===============================================================================
 WAL (yr)                  12.27      7.56       3.86       1.97       1.39
 MDUR (yr)                 8.82       5.97       3.37       1.82       1.31
 First Prin Pay           Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
 Last Prin Pay            Oct-30     Mar-24     Dec-15     Apr-11     Sep-09
-------------------------------------------------------------------------------


Class A-3 to Maturity
-------------------------------------------------------------------------------
  Margin                  43 bps
-------------------------------------------------------------------------------
Prepay Speed              5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 100-00               43         44         45         46         46
===============================================================================
 WAL (yr)                  12.49      7.94       4.20       2.14       1.51
 MDUR (yr)                 8.89       6.13       3.56       1.95       1.41
 First Prin Pay           Oct-05     Oct-05     Oct-05     Oct-05     Oct-05
 Last Prin Pay            Sep-35     Sep-35     Sep-35     Sep-35     Sep-35
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                  CONTACTS
-----------------------------------------------------------------------------------------------------------------
Countrywide Securities Corporation

Trading
-------

Gary Johnson                                                       Tel: (818) 225-3188
                                                                   gary_johnson@countrywide.com
Peter Harrison                                                     Tel: (818) 225-4544
                                                                   peter_harrison@countrywide.com
Jeff Traister                                                      Tel: (818) 225-4712
                                                                   jeffrey_traister@countrywide.com
Arielle Jacobs                                                     Tel: (818) 225-6396
                                                                   arielle_jacobs@countrywide.com
Banking Group
-------------

Brandon Watts                                                      Tel:  (818) 225-4588
                                                                   brandon_watts@countrywide.com
Josh Smith                                                         Tel:  (818) 225-3292
                                                                   joshua_n_smith@countrywide.com
Bentley Hodges                                                     Tel: (818) 225-3433
                                                                   bentley_hodges@countrywide.com
-----------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] Countrywide(R)
-----------------------------                      Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-59
A Countrywide Capital Markets Company



                                                       Appendix A

                                                 COUNTRYWIDE HOME LOANS
                                               SAMPLE POOL CHARACTERISTICS
                                            1 MONTH MTA NEG-AM MORTGAGE LOANS


-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

DELIVERY DESCRIPTION
  Delivery Amount                                                                                    $1,050,000,000
  Product                                                         33.3% 1Yr Hard PrePay Penalty  (Max 8% 3Mo Teaser)
                                                                  66.6% 3Yr Hard PrePay Penalty  (Max 4% 3Mo Teaser)
  Delivery Variance                                                                                          +/- 5%
  Settlement Date                                                                                         9/29/2005
COLLATERAL DETAIL
  Approximate Gross WAC                                                                                      1.280%
  Approximate Net WAC                                                                                        0.905%
  Servicing Spread                                                                                           0.375%
  Gross/Net WAC Variance                                                                                  +/- 0.125
  Weighted Average Gross Margin                                                                              3.080%
  Gross Margin Variance                                                                                  +/- 0.125%
  Maximum Neg-Am                                                                                               115%
  Resets:
    Interest                                                                                                Monthly
    Payments                                                                                               Annually
    Recast                                                  Earlier of every 5 years, or when neg-am cap is reached
  Annual Payment Cap                                                                                          7.50%
  Gross Life Cap                                                                                              9.95%
  WAM                                                                                                           359
  Original Term                                                                                                 360
  Geographic Distribution                                                                                   <70% CA
  Weighted Average LTV                                                                                  77%, +/- 2%
  Maximum Loan Amount                                                                                    $3,500,000
  Weighted Average Loan Size                                                                   $630,000, +/- 25,000
  Credit                                                                   Generally Underwritten to CHL Guidelines
  Occupancy                                       80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
  Delinquency                                                                                           All Current
  Approximate Property Types                                                           80% SFR/PUD, 20% Condo/Other
  Documentation Style                                                              15% Full/Alt/DU Doc, 85% Reduced
  Loan Purpose                                                                      Maximum 50% Cash Out Refinances
  Approximate Credit Score                                                                                698 +/-10



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                     A-1